UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35411	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX		75201
(Address of principal executive offices)		(Zip code)

(214) 615-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into Material Definitive Agreement.

On May 16, 2012, Hicks Acquisition Company II, Inc. (“HACII”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with HH-HACII, L.P., Appleton Papers Inc. (“Appleton”) and Paperweight Development Corp. (“PDC”) and a Cross Purchase Agreement with PDC (the “Cross Purchase Agreement”), pursuant to which, through a series of transactions (collectively, the “Transaction”), Appleton will become a non-wholly-owned subsidiary of HACII.

Prior to the closing of the Equity Purchase Agreement, Appleton will convert from a Delaware corporation to a Delaware limited liability company and issue to PDC 9,632,024 Class B units of Appleton (“Appleton Class B Units”), plus certain additional Appleton Class B Units (the “Over-the-Top Units”) in an amount to be determined by the parties prior to closing.

Pursuant to the Equity Purchase Agreement, HACII will acquire an aggregate number of Class A units of Appleton (“Appleton Class A Units”) equal to (i) the number of shares of common stock of HACII (“HACII Common Stock”) issued and outstanding after giving effect to (a) the redemptions of publicly-held shares of HACII Common Stock by holders thereof (the “Redemptions”) made in connection with a meeting of HACII’s stockholders to be held for the purpose of approving the Transaction (the “Stockholder Meeting”) and (b) certain permitted repurchases by HACII (the “Repurchases”) of HACII Common Stock, less (ii) the number of Over-the-Top Units. Public stockholders of HACII that properly exercise their redemption rights will receive a pro rata portion of the amount held in the trust account established in connection with HACII’s initial public offering (the “Trust Account”) based on the number of shares redeemed. In exchange for such Appleton Class A Units, HACII will pay to Appleton an amount in cash equal to the amount held in the Trust Account, less (i) amounts used by HACII for the Repurchases, (ii) amounts payable to public stockholders for the Redemptions and (iii) the aggregate costs, fees and expenses incurred by HACII in connection with its pursuit of an initial business combination (including deferred underwriting commissions) and other working capital expenses.

One day after the closing of the transactions contemplated by the Equity Purchase Agreement, pursuant to the Cross Purchase Agreement, PDC will sell the Over-the-Top Units to HACII, which will immediately surrender the Over-the-Top Units to Appleton for cancellation and, upon its receipt thereof, Appleton will issue to HACII a number of Appleton Class A Units equal to the number of cancelled Over-the-Top Units. In exchange, (i) PDC will be entitled to receive up to an aggregate of three million shares of HACII Common Stock (the “Contingent Consideration”), which will be issued, if at all, upon the achievement of certain stock price targets based upon the trading price of the HACII Common Stock, (ii) HACII will issue to PDC approximately 481,601 shares of Series A preferred stock of HACII (“HACII Series A Preferred Stock”) and (iii) HACII and PDC will enter into a tax receivable agreement, pursuant to which PDC will be allocated 85% of certain tax-related benefits. The first one million shares of the Contingent Consideration will be issued in the event that shares of HACII Common Stock trade at or above $12.50 per share for 20 out of 30 consecutive trading days on or prior to the fifth anniversary of the closing of the Cross Purchase Agreement (such one million shares, the “First Tier Contingent Consideration”). In the event that shares of HACII Common Stock trade at or above $15.00 per share for 20 out of 30 consecutive trading days on or prior to the fifth anniversary of the closing of the Cross Purchase Agreement, then, along with the First Tier Contingent Consideration, HACII shall issue to PDC two million additional shares of HACII Common Stock.

Each share of HACII Series A Preferred Stock represents 20 votes, so the shares of HACII Series A Preferred Stock issued to PDC in the Transaction will give PDC voting power in HACII equivalent to its ownership interest in Appleton. Appleton Class B Units are exchangeable for shares of HACII Common Stock on a one-for-one basis on the terms set forth in an Exchange and Support Agreement among HACII, PDC and Appleton (the “Exchange Agreement”) and, upon each such exchange, one-twentieth of a share of HACII Series A Preferred Stock will be automatically redeemed. For each share of HACII Common Stock that is issued under the Exchange Agreement, a new Appleton Class A Unit will be issued to HACII.

Conditions to the Closing of the Transaction

The consummation of the transactions contemplated by the Equity Purchase Agreement is conditioned upon, among other things, (i) approval by the stockholders of each of HACII and PDC, (ii) the absence of any law, injunction, restraining order or decree prohibiting the consummation of the Transaction, (iii) the performance and compliance by each party, in all material respects, of all applicable obligations, covenants and conditions, (iv) subject to certain materiality limitations, the accuracy of the parties’ respective representations and warranties, (v) subject to certain exceptions, the absence of defaults with respect to any payment obligation or financial covenant under any material indebtedness of PDC or Appleton and its affiliates, (vi) certain debt agreements of Appleton having been amended, (vii) the delivery of the various ancillary agreements to the Equity Purchase Agreement, including an amended and restated registration rights agreement and the Exchange Agreement, (viii) the conversion of Appleton to a limited liability company and (ix) the amount of cash held in the Trust Account after giving effect to the Redemptions and the Repurchases but prior to the payment of expenses is not less than $75 million. The consummation of the transactions contemplated by the Cross Purchase Agreement is conditioned upon, among other things, the closing of the transactions contemplated by the Equity Purchase Agreement.

Termination

The Equity Purchase Agreement contains certain termination rights and provides that, upon the termination of the Equity Purchase Agreement under specified circumstances, HACII or Appleton, as applicable, will be required to reimburse the other party for certain documented out-of-pocket expenses in an aggregate amount not to exceed $100,000. The Cross Purchase Agreement terminates automatically upon termination of the Equity Purchase Agreement.

Representations, Warranties and Covenants

The parties have made customary representations and warranties and covenants in the Equity Purchase Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course between the execution of the Equity Purchase Agreement and the consummation of the Transaction, (ii) to cause a meeting of HACII’s stockholders to be held to approve the Transaction, (iii) for HACII’s board of directors to recommend that HACII’s stockholders approve the Transaction, and (iv) that each party not solicit alternative business combination transactions.

Investors are cautioned that the representations, warranties and covenants included in the Equity Purchase Agreement were made by the parties to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Equity Purchase Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of the agreement. In addition, the representations and warranties may have been included in the Equity Purchase Agreement for the purpose of allocating risk between HACII, PDC and Appleton, rather than to establish matters as facts. Furthermore, each of the representations and warranties terminates at closing of the Transaction.

The Equity Purchase Agreement and the Cross Purchase Agreement are described in this Current Report on Form 8-K and attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, only to provide you with information regarding certain material terms and conditions, and, except for each such agreement’s status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Transaction, not to provide any other factual information regarding the parties, their respective businesses or the actual conduct of their respective businesses during the period prior to the consummation of the Transaction. Investors are not third-party beneficiaries under the Equity Purchase Agreement or the Cross Purchase Agreement and should not rely on the representations and warranties in the Equity Purchase Agreement or the Cross Purchase Agreement as characterizations of the actual state of facts about the parties or any other person. Furthermore, you should not rely on the covenants in the Equity Purchase Agreement as actual limitations on the respective businesses of the parties, because the parties may take certain actions that are either expressly permitted in the disclosure schedules to the Equity Purchase Agreement or consented to by the appropriate party, which consent may be given without notice to the public.

The Equity Purchase Agreement and the Cross Purchase Agreement attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, are incorporated herein by reference. The foregoing description of the Equity Purchase Agreement and the Cross Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to each such document.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, PDC and Appleton. In connection with the proposed transactions, HACII has filed a preliminary proxy statement on Schedule 14A, which is available free of charge on the SEC’s web site, http://www.sec.gov. The information contained in the preliminary filing is not complete and may be changed. HACII plans to file and mail to stockholders a definitive proxy statement with respect to the proposed transactions. WE URGE STOCKHOLDERS TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (when available) as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

Participants in the Solicitation

HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2012, and will also be contained in the proxy statement regarding the Transaction when it becomes available. HACII’s stockholders may obtain additional information about the interests of the directors and officers of HACII in the Transaction by reading the proxy statement and other materials to be filed with the SEC regarding the Transaction when such information becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and the HACII’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. HACII undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
2.1*	Equity Purchase Agreement, dated as of May 16, 2012, by and among HACII, HH-HACII, L.P., Appleton and PDC.
2.2*	Cross Purchase Agreement, dated as of May 16, 2012, by and among HACII and PDC.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 17, 2012	Hicks Acquisition Company II, Inc.

	By:	/s/ Christina Weaver Vest
Name: Christina Weaver Vest
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1*	Equity Purchase Agreement, dated as of May 16, 2012, by and among HACII, HH-HACII, L.P., Appleton and PDC.
2.2*	Cross Purchase Agreement, dated as of May 16, 2012, by and among HACII and PDC.

*	Filed herewith.